IMPORTANT VOTING INSTRUCTIONS FOR
                          FIRST AVIATION SERVICES, INC.
                                  SHAREHOLDERS

                        Re: June 10, 2003 Annual Meeting

There are only a few days until the First Aviation Services Annual Meeting and we hope you will support us by telling your broker to vote the Wynnefield slate TODAY.

Your shares can only be voted through your broker. Due to the late approval of the Wynnefield proxy, you should:

      1) Call your broker and tell them you want to vote the Wynnefield slate.

      2) If your broker is not familiar with the Wynnefield slate or needs additional materials, call Wynnefield at (212) 760-0330. Give us the name, phone number, and contact name for your broker and the phone number at which you can be reached if the broker needs to confirm your instructions.

      3) Sign and date the enclosed proxy form. Fax it to your broker and to Wynnefield at (212) 760-0824.

If you have previously voted for management's slate, you have every right to change your vote. Only your latest dated proxy counts. Vote the Wynnefield slate today.

If you have questions or need assistance in voting your shares, please call Wynnefield at (212) 760-0330. Thank you for your prompt attention to this matter.

Sincerely,

Wynnefield Capital, Inc.